UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2454

Oppenheimer Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

1 | 31 | 2014

SEMIANNUAL REPORT

Oppenheimer Money Market Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

2     OPPENHEIMER MONEY MARKET FUND

Fund Performance Discussion

Although a sustained U.S. economic recovery and expectations of a more moderately accommodative monetary policy drove longer-term interest rates higher over the reporting period, short-term rates remained relatively unchanged. As they have been since December 2008, money market yields stayed anchored by the Federal Reserve’s (the “Fed”) target for the overnight federal funds rate of between 0% and 0.25%.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets throughout the world reacted negatively to comments by Federal Reserve (“Fed”) Chairman Ben Bernanke indicating that U.S. monetary policymakers would begin to back away from its bond purchasing program sooner than most analysts had expected. However, financial markets generally stabilized over the summer when investors came to recognize that the Fed’s plans to taper its quantitative easing program did not necessarily portend imminent increases in short-term interest rates. Still, labor markets continued to strengthen. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also continued to hold short-term interest rates at very low levels throughout the reporting period. Against this backdrop, investors continued to commit new capital to global equity markets through the end of 2013. However, equity markets experienced declines to close the period in January 2014 amid concerns over emerging markets.

FUND PERFORMANCE

In spite of heightened volatility at the longer end of the bond market’s maturity range, the Fund continued to generate consistent and competitive levels of current income, albeit at levels commensurate with the Fed’s unchanged target for the federal funds rate. In addition, money market supply continues to be constrained as issuers look to lock in relatively cheap term financing further out on the yield curve. This puts additional downward pressure on money market yields.

In this environment, we maintained the Fund’s weighted average maturity in a range we considered to be in line with market averages. From a portfolio composition perspective, we continued to avoid repurchase agreements due to uncertainty surrounding potential regulatory changes. Instead, we primarily favored commercial paper issued by global banks that meet our stringent credit criteria.

3         OPPENHEIMER MONEY MARKET FUND

STRATEGY & OUTLOOK

In light of recently positive economic data, we continue to expect the Fed to further taper its quantitative easing program in the relatively near future. Nonetheless, we believe that the Fed will maintain its current target for short-term interest rates for some time to come, and money market yields could remain near current levels for much of 2014. Meanwhile, the outlook for U.S. fiscal and regulatory policies

Christopher Proctor, CFA Portfolio Manager

remained uncertain as of the reporting period’s end, suggesting to us that the appropriate strategy is to continue to focus on quality and liquidity. Therefore, we currently intend to maintain a roughly market-neutral weighted average maturity, and we expect to continue to focus on high-quality instruments from fundamentally strong issuers.

Adam S. Wilde, CFA[1] Portfolio Manager

1.	Adam Wilde became a Portfolio Manager in July 2013.

4         OPPENHEIMER MONEY MARKET FUND

Portfolio Allocation

Short-Term Notes/Commercial Paper	50.2%
Certificates of Deposit	37.7
Direct Bank Obligations	12.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on the total market value of investments.

Performance

CURRENT YIELD
For the 7-Day Period Ended 1/31/14
	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01%	0.01%

CURRENT YIELD
For the Six Months Ended 1/31/14
	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01%	0.01%

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5         OPPENHEIMER MONEY MARKET FUND

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6         OPPENHEIMER MONEY MARKET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7         OPPENHEIMER MONEY MARKET FUND

Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014
Class A	$1,000.00	$1,000.10	$1.11
Class Y	1,000.00	1,000.10	1.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,024.10	1.12
Class Y	1,000.00	1,024.20	1.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.22%
Class Y	0.20

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8         OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—37.8%
Yankee Certificates of Deposit—37.8%
Bank of Montreal, Chicago, 0.06%	2/5/14	2/5/14	$73,500,000	$73,500,000
Bank of Nova Scotia, Houston TX, 0.21%	3/28/14	3/28/14	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ NY:
0.15%[1]	2/24/14	2/24/14	25,000,000	25,000,000
0.16%[1]	2/3/14	2/3/14	18,000,000	18,000,000
Barclays Bank plc, New York:
0.07%	2/7/14	2/7/14	22,500,000	22,500,000
0.07%	2/5/14	2/5/14	45,000,000	45,000,000
BNP Paribas, New York:
0.34%	8/14/14	8/14/14	11,000,000	11,000,000
0.34%	8/7/14	8/7/14	20,000,000	20,000,000
0.45%	9/19/14	9/19/14	23,000,000	23,000,000
DnB Bank ASA NY, 0.05%	2/6/14	2/6/14	25,000,000	25,000,000
Nordea Bank Finland plc, New York:
0.22%	7/1/14	7/1/14	6,900,000	6,900,000
0.22%	6/24/14	6/24/14	20,000,000	20,000,000
0.24%	2/19/14	2/19/14	20,000,000	20,000,000
Rabobank Nederland NV, New York:
0.266%[2]	4/30/14	10/31/14	27,000,000	27,000,000
0.268%[2]	2/24/14	8/26/14	25,000,000	25,000,000
0.279%[2]	3/3/14	9/3/14	25,000,000	25,000,000
0.28%[2]	4/7/14	10/7/14	17,000,000	17,000,000
Royal Bank of Canada, New York:
0.268%[2]	2/24/14	6/24/14	21,000,000	21,000,000
0.30%[2]	2/3/14	2/3/14	30,000,000	30,000,000
Skandinaviska Enskilda Bank, New York:
0.19%	3/3/14	3/3/14	33,000,000	33,000,000
0.195%	3/10/14	3/10/14	30,000,000	30,000,000
Sumitomo Mutsui Bank NY:
0.10%	2/7/14	2/7/14	25,000,000	25,000,000
0.10%	2/3/14	2/3/14	35,700,000	35,700,000
0.16%	2/12/14	2/12/14	12,000,000	12,000,000
Svenska Handelsbanken, New York:
0.20%	6/2/14	6/2/14	2,000,000	2,000,000
0.22%	6/25/14	6/25/14	20,000,000	20,000,000
0.22%	6/27/14	6/27/14	45,000,000	45,000,000
Toronto Dominion Bank, New York:
0.12%	3/7/14	3/7/14	8,000,000	8,000,000
0.12%	3/4/14	3/4/14	30,700,000	30,700,000
0.209%[2]	4/17/14	6/17/14	35,000,000	35,000,000
Wells Fargo Bank NA:
0.238%[2]	2/6/14	12/5/14	32,000,000	32,000,000
0.238%[2]	2/5/14	9/5/14	19,000,000	19,000,000

Total Certificates of Deposit (Cost $786,300,000)				786,300,000
Direct Bank Obligations—12.3%
Bank of Nova Scotia, New York:
0.21%	4/28/14	4/28/14	18,000,000	17,991,180
0.215%	4/1/14	4/1/14	20,000,000	19,993,192
0.235%	6/18/14	6/18/14	13,000,000	12,988,544

9         OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Direct Bank Obligations Continued
Bank of Nova Scotia, New York: Continued
0.245%	8/29/14	8/29/14	$5,900,000	$5,891,689
0.266%	9/19/14	9/19/14	13,200,000	13,177,846
Bank of Tokyo-Mitsubishi UFJ NY:
0.15%[1]	3/3/14	3/3/14	7,200,000	7,199,160
0.16%[1]	2/12/14	2/12/14	24,000,000	23,999,040
DnB Bank ASA:
0.05%[3]	2/7/14	2/7/14	20,000,000	19,999,889
0.17%[3]	4/1/14	4/1/14	1,750,000	1,749,529
HSBC USA, Inc.:
0.219%	5/27/14	5/27/14	16,000,000	15,989,014
0.22%	6/13/14	6/13/14	20,600,000	20,583,634
Rabobank USA Financial Corp., 0.23%	5/8/14	5/8/14	10,500,000	10,493,694
Skandinaviska Enskilda BankenAB:
0.19%[3]	4/28/14	4/28/14	4,000,000	3,998,227
0.20%[3]	3/27/14	3/27/14	25,000,000	24,992,778
Svenska Handelsbanken, Inc.:
0.20%[3]	5/14/14	5/14/14	1,200,000	1,199,333
0.215%[3]	4/22/14	4/22/14	1,200,000	1,199,441
0.215%[3]	4/2/14	4/2/14	14,000,000	13,995,151
0.24%[3]	2/20/14	2/20/14	15,000,000	14,998,300
Swedbank AB:
0.205%	2/20/14	2/20/14	11,000,000	10,998,935
0.205%	2/18/14	2/18/14	11,000,000	10,999,060

Total Direct Bank Obligations (Cost $252,437,636)				252,437,636
Short-Term Notes/Commercial Paper—50.2%
Leasing & Factoring—6.4%
American Honda Finance Corp.:
0.242%[2]	2/3/14	12/5/14	7,000,000	7,000,000
0.258%[1,2]	4/17/14	7/17/14	38,600,000	38,600,000
Toyota Motor Credit Corp.:
0.199%	2/25/14	2/25/14	48,000,000	48,000,000
0.242%[2]	2/3/14	1/14/15	20,000,000	20,000,000
0.25%	2/13/14	2/13/14	12,500,000	12,499,132
0.25%	2/28/14	2/28/14	6,500,000	6,498,871

				132,598,003
Municipal—4.4%
Alamo Heights, TX Higher Education Facilities Corp., University of Incarnate Word, Series 1999-A, 0.08%[2]	2/7/14	2/7/14	8,775,000	8,775,000
Athens-Clarke Cnty., GA Unified Government Development Authority, University of Georgia Athletic Association Project, Series 2005, 0.13%[2]	2/7/14	2/7/14	9,325,000	9,325,000
B&D Association LLP/Eye Association of Boca Raton Bonds, B&D Assn. Project, Series 2005, 0.21%[2]	2/7/14	2/7/14	2,180,000	2,180,000
Catawba Cnty., NC Bonds, Catawba Valley Medical Center Project, Series 2009, 0.19%[2]	2/7/14	2/7/14	5,400,000	5,400,000
District of Columbia Revenue Bonds, The Pew Charitable Trust Issue, Series 2008B, 0.18%[2]	2/7/14	2/7/14	230,000	230,000

10         OPPENHEIMER MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal Continued
Franklin, WI Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin Project, Series 07A, 0.05%[2]	2/7/14	2/7/14	$20,000,000	$20,000,000
Las Cruces, NM Industrial Revenue Bonds, F&A Dairy Products, Inc. Project, Series 2008, 0.16%[2]	2/7/14	2/7/14	3,700,000	3,700,000
Mansfield, TX Industrial Development Corp. Adjustable Conversion-rate Equity Security, Pier 1 Imports, Inc. Texas Project, Series 1986, 0.07%[2]	2/7/14	2/7/14	9,400,000	9,400,000
Miami-Dade Cnty, FL Industrial Development Authority Revenue Bonds, AAR Aircraft Services, Inc., Series 1998, 0.10%[2]	2/7/14	2/7/14	12,500,000	12,500,000
Olathe, KS Facilities Revenue Bonds, Cedar Lake Village, Inc. Project, Series 2004, 0.10%[2]	2/7/14	2/7/14	7,370,000	7,370,000
PA Economic Development Finance Authority 2006, PMF Industries, Inc. Project, Series A2, 0.18%[2]	2/7/14	2/7/14	1,510,000	1,510,000
Pinellas Cnty., FL Development Authority Revenue Bonds, PACT, Inc. Project, Series 2003, 0.18%[2]	2/7/14	2/7/14	4,950,000	4,950,000
Porterfield Family Partners LP Bonds, Series 2004, 0.21%[2]	2/7/14	2/7/14	2,300,000	2,300,000
Sterling, IL Revenue Bonds, Rock River Redevelopment Project, Series 03, 0.21%[2]	2/7/14	2/7/14	3,135,000	3,135,000

				90,775,000
Oil, Gas & Consumable Fuels—4.9%
Total Capital Canada, 0.055%[3]	2/4/14	2/4/14	15,600,000	15,599,976
Total Capital SA, 0.03%[3]	2/3/14	2/3/14	86,500,000	86,500,000

				102,099,976
Personal Products—2.4%
Reckitt Benckiser Treasury Services plc:
0.23%[3]	4/7/14	4/7/14	10,680,000	10,675,701
0.23%[3]	6/3/14	6/3/14	800,000	799,387
0.291%[3]	6/25/14	6/25/14	9,700,000	9,688,904
0.301%[3]	5/19/14	5/19/14	1,000,000	999,125
0.331%[3]	9/17/14	9/17/14	19,750,000	19,709,085
0.331%[3]	9/18/14	9/18/14	7,000,000	6,985,434

				48,857,636
Receivables Finance—16.8%
Alpine Securitization Corp.:
0.11%	2/7/14	2/7/14	15,000,000	14,999,817
0.12%	2/10/14	2/10/14	31,500,000	31,499,265
Barton Capital Corp.:
0.159%[3]	3/2/14	3/7/14	28,000,000	28,000,000
0.20%[3]	4/4/14	4/4/14	16,000,000	16,000,000
Fairway Finance Corp.:
0.17%[3]	2/10/14	2/10/14	25,015,000	25,014,173
0.17%[3]	3/4/14	3/4/14	3,700,000	3,699,493
Gemini Securitization Corp., 0.09%[3]	2/3/14	2/3/14	30,700,000	30,700,000
Jupiter Securitization Co. LLC:
0.23%[3]	6/9/14	6/9/14	15,000,000	14,987,925

11         OPPENHEIMER MONEY MARKET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance Continued
Jupiter Securitization Co. LLC: Continued
0.23%[3]	6/17/14	6/17/14	$4,300,000	$4,296,319
0.24%[3]	4/16/14	4/16/14	22,200,000	22,189,344
0.24%[3]	2/24/14	2/24/14	20,000,000	19,997,200
Old Line Funding Corp., 0.23%[3]	6/12/14	6/12/14	30,786,000	30,760,627
Sheffield Receivables Corp., 0.10%[3]	2/6/14	2/6/14	36,000,000	35,999,700
Thunder Bay Funding LLC:
0.21%[3]	6/20/14	6/20/14	28,000,000	27,977,623
0.23%[3]	5/23/14	5/23/14	30,000,000	29,979,108
0.23%[3]	6/4/14	6/4/14	15,000,000	14,988,404

				351,088,998
Special Purpose Financial—15.3%
Anglesea Funding LLC, 0.16%[1]	2/4/14	2/4/14	32,000,000	31,999,858
Collateralized Commercial Paper II Co. LLC:
0.24%	6/27/14	6/27/14	20,000,000	19,980,800
0.401%	10/24/14	10/24/14	10,000,000	9,970,778
Concord Minutemen Cap. Corp. LLC:
0.10%	2/4/14	2/4/14	5,000,000	4,999,986
0.20%	3/5/14	3/5/14	6,500,000	6,498,917
0.20%	2/19/14	2/19/14	3,600,000	3,599,680
0.22%	3/7/14	3/7/14	13,000,000	12,997,458
0.22%	2/14/14	2/14/14	24,500,000	24,498,353
Crown Point Capital Co.:
0.22%	4/10/14	4/10/14	7,200,000	7,197,096
0.22%	4/25/14	4/25/14	20,000,000	19,990,100
0.22%	5/1/14	5/1/14	5,500,000	5,497,076
0.23%	4/2/14	4/2/14	20,000,000	19,992,589
0.23%	4/3/14	4/3/14	7,000,000	6,997,361
FCAR Owner Trust I, 0.20%	3/4/14	3/4/14	22,000,000	21,996,455
Govco LLC:
0.24%[3]	2/11/14	2/11/14	40,000,000	39,997,867
0.24%[3]	2/6/14	2/6/14	20,000,000	19,999,600
Lexington Parker Capital Co. LLC:
0.20%[3]	3/20/14	3/20/14	11,000,000	10,997,250
0.21%[3]	3/11/14	3/11/14	28,500,000	28,494,015
Ridgefield Funding Co. LLC, 0.258%[2]	2/3/14	3/7/14	25,000,000	25,000,000

				320,705,239

Total Short-Term Notes/Commercial Paper (Cost $1,046,124,852)				1,046,124,852
Total Investments, at Value (Cost $2,084,862,488)			100.3%	2,084,862,488
Liabilities in Excess of Other Assets			(0.3)	(5,605,892)

Net Assets			100.0%	$2,079,256,596

12         OPPENHEIMER MONEY MARKET FUND

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*	The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.
**	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $144,798,058 or 6.96% of the Fund’s net assets as of January 31, 2014.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $637,168,908 or 30.64% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

13         OPPENHEIMER MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value (cost $2,084,862,488)—see accompanying statement of investments	$2,084,862,488
Cash	137,275
Receivables and other assets:
Shares of beneficial interest sold	2,854,276
Interest	207,171
Other	484,803

Total assets	2,088,546,013

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	8,428,992
Trustees’ compensation	422,802
Transfer and shareholder servicing agent fees	404,904
Dividends	6,840
Other	25,879

Total liabilities	9,289,417

Net Assets	$2,079,256,596

Composition of Net Assets
Par value of shares of beneficial interest	$207,939,181
Additional paid-in capital	1,871,538,876
Accumulated net investment loss	(256,447)
Accumulated net realized gain on investments	34,986

Net Assets	$2,079,256,596

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,886,986,958 and 1,887,105,577 shares of beneficial interest outstanding)	$1.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $192,269,638 and 192,286,231 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

14         OPPENHEIMER MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2014 Unaudited

Investment Income
Interest	$2,293,384
Other income	154,441

Total investment income	2,447,825

Expenses
Management fees	4,495,018
Transfer and shareholder servicing agent fees:
Class A	2,363,120
Class Y	84,195
Shareholder communications:
Class A	202,479
Class Y	611
Trustees’ compensation	29,203
Custodian fees and expenses	6,880
Other	39,666

Total expenses	7,221,172
Less waivers and reimbursements of expenses	(4,849,858)

Net expenses	2,371,314

Net Investment Income	76,511

Net Realized Gain on Investments	4,538

Net Increase in Net Assets Resulting from Operations	$81,049

See accompanying Notes to Financial Statements.

15         OPPENHEIMER MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations
Net investment income	$76,511	$185,928
Net realized gain	4,538	30,448

Net increase in net assets resulting from operations	81,049	216,376

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(88,106)	(204,292)
Class Y	(10,794)	(23,591)

	(98,900)	(227,883)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(87,689,173)	209,766,438
Class Y	(5,921,961)	45,879,148

	(93,611,134)	255,645,586

Net Assets
Total increase (decrease)	(93,628,985)	255,634,079
Beginning of period	2,172,885,581	1,917,251,502

End of period (including accumulated net investment loss of $256,447 and $234,058, respectively)	$2,079,256,596	$2,172,885,581

See accompanying Notes to Financial Statements.

16         OPPENHEIMER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 29, 2011[1]		Year Ended July 30, 2010[1]		Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income[2]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.01
Net realized and unrealized gain	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00 [3]

Total from investment operations	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	(0.01)
Distributions from net realized gain	0.00		0.00		0.00		0.00		0.00	[3]	0.00 [3]

Total dividends and/or distributions to shareholders	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]	0.01%		0.01%		0.01%		0.01%		0.02%		1.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,886,987		$1,974,691		$1,764,934		$1,875,840		$1,991,224		$2,409,280
Average net assets (in thousands)	$1,947,268		$1,826,413		$1,869,340		$1,917,260		$2,145,249		$2,519,525
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.01%		0.01%		0.00%[6]		1.16%
Total expenses	0.68%		0.70%		0.66%		0.65%		0.66%		0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.22%		0.25%		0.31%		0.32%		0.37%		0.62%

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Less than 0.005%.

See accompanying Notes to Financial Statements.

17         OPPENHEIMER MONEY MARKET FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 29, 2011[1]		Year Ended July 30, 2010[1]		Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income[2]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.01
Net realized and unrealized gain	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00 [3]

Total from investment operations	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	(0.01)
Distributions from net realized gain	0.00		0.00		0.00		0.00		0.00	[3]	0.00 [3]

Total dividends and/or distributions to shareholders	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	0.00	[3]	(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return[4]	0.01%		0.01%		0.01%		0.01%		0.02%		1.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,270		$198,195		$152,318		$172,916		$207,463		$218,385
Average net assets (in thousands)	$205,025		$177,213		$155,158		$169,502		$214,938		$175,137
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%		1.30%
Total expenses	0.50%		0.44%		0.44%		0.43%		0.46%		0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%		0.25%		0.30%		0.31%		0.35%		0.48%

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18         OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the six months ended January 31, 2014, the Fund did not utilize any capital loss carryforward to offset realized capital gains.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2014,

19         OPPENHEIMER MONEY MARKET FUND

1. Significant Accounting Policies (Continued)

the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,864
Payments Made to Retired Trustees	27,420
Accumulated Liability as of January 31, 2014	215,534

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

20         OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Security Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

21         OPPENHEIMER MONEY MARKET FUND

2. Security Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

22         OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Security Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$786,300,000	$—	$786,300,000
Direct Bank Obligations	—	252,437,636	—	252,437,636
Short-Term Notes/Commercial Paper	—	1,046,124,852	—	1,046,124,852

Total Assets	$—	$2,084,862,488	$—	$2,084,862,488

3. Shares of Capital Stock

The Fund has authorized 7 billion shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	802,114,031	$802,114,031	1,772,755,503	$1,772,755,503
Dividends and/or distributions reinvested	84,809	84,809	201,602	201,602
Redeemed	(889,888,013)	(889,888,013)	(1,563,190,667)	(1,563,190,667)

Net increase (decrease)	(87,689,173)	$(87,689,173)	209,766,438	$209,766,438

Class Y
Sold	77,976,296	$77,976,296	177,594,012	$177,594,012
Dividends and/or distributions reinvested	10,618	10,618	22,240	22,240
Redeemed	(83,908,875)	(83,908,875)	(131,737,104)	(131,737,104)

Net increase (decrease)	(5,921,961)	$(5,921,961)	45,879,148	$45,879,148

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3.0 billion	0.350

23         OPPENHEIMER MONEY MARKET FUND

4. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$65,555

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the six months ended January 31, 2014, the Manager waived fees and/or reimbursed the Fund $4,541,328 and $308,530 for Class A and Class Y shares, respectively. There is no guarantee that the Fund will maintain a positive yield.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees.

24         OPPENHEIMER MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates (Continued)

As of January 31, 2014, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date July 31, 2016
Class A	$10,361,381
Class Y	567,124

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended January 31, 2014.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Class Y shares to 0.10% of average annual net assets and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and

25         OPPENHEIMER MONEY MARKET FUND

5. Pending Litigation (Continued)

awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

26         OPPENHEIMER MONEY MARKET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal,

27         OPPENHEIMER MONEY MARKET FUND

compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail money market taxable funds. The Board noted that the Fund’s five-year and ten-year performance was better than its category median although its one-year and three-year performance was equal to its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load money market taxable funds with comparable asset levels and distribution features. The Adviser has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without notice to shareholders. The Fund’s contractual management fees were equal to its peer group median and higher than its category median. The Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

28         OPPENHEIMER MONEY MARKET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

29         OPPENHEIMER MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

30         OPPENHEIMER MONEY MARKET FUND

OPPENHEIMER MONEY MARKET FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

31         OPPENHEIMER MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

32         OPPENHEIMER MONEY MARKET FUND

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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34         OPPENHEIMER MONEY MARKET FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

RA0200.001.0713 March 21, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Money Market Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014